UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6506

Intermediate Muni Fund, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Intermediate Muni Fund, Inc.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Intermediate Muni Fund, Inc.

Annual Report • December 31, 2005

What’s Inside	Letter from the Chairman	I
	Manager Overview	1
	Fund at a Glance	6
	Schedule of Investments	7
	Statement of Assets and Liabilities	21
	Statement of Operations	22
	Statements of Changes in Net Assets	23
	Financial Highlights	24
	Notes to Financial Statements	25
	Report of Independent Registered
	Public Accounting Firm	33
	Financial Data	34
	Board Approval of Management
	Agreement	35
	Additional Information	42
	Additional Shareholder Information	46
	Annual Chief Executive Officer and
	Chief Financial Officer Certifications	47
	Dividend Reinvestment Plan	48
	Important Tax Information	50

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.
     Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)iicontinued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target rate for the federal funds rate by 0.25% to 4.50%.
     As the year began, it was widely expected that both short-and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the municipal market, its yield curve flattened during the reporting period but it did not invert.

Intermediate Muni Fund, Inc.	I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund
As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.
Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the in the Notes to Financial Statements included in this report.

II	Intermediate Muni Fund. Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

 R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 31, 2006

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii
The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Intermediate Muni Fund, Inc.	III

(This page intentionally left blank.)

Manager Overview

Special Shareholder Notice
Effective January 3, 2006, Joseph P. Deane and David Fare assumed portfolio management responsibilities of the Intermediate Muni Fund, Inc. Mr. Deane and Mr. Fare have worked together for seventeen years managing municipal fixed income assets across closed-end funds, mutual funds and separately managed accounts. Joe Deane has more than 35 years of investment industry experience and David Fare has more than 17 years of investment industry experience. The team is part of the fixed income operations of Smith Barney Asset Management that are intended to be combined with those of Western Asset Management Company (“Western Asset”) as a result of the transaction in which Citigroup Inc. sold substantially all of its asset management business to Legg Mason, Inc.

Q. What were the overall market conditions during the Fund’s reporting period?
A.  For the second year in a row, rising short-term interest rates, surging oil prices, inflationary pressures, and a solid economy impacted the bond market. Despite these and other challenges, the municipal bond market generated fairly solid returns. During the one-year period ended December 31, 2005, the Lehman Brothers Municipal Bond Index[i] gained 3.51%. In contrast, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexii, returned 2.43% over the same period.
     As telegraphed by the Federal Reserve Board (“Fed”)iii, short-term interest rates were raised in 25 basis point increments during the reporting period.iv Since the Fed began raising rates in June 2004, the federal funds rate[v]has been increased thirteen times, bringing it from 1.00% to 4.25% at the end of 2005. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target rate for the federal funds rate by 0.25% to 4.50%. Short-term yields rose sharply in conjunction with the rate hikes. However, longer-term yields were generally stable or fell during the year on the back of strong demand by foreign investors. As a result, longer-term Treasuries and municipal securities outperformed shorter-term bonds during the fiscal year.

Performance Review
For the twelve months ended December 31, 2005, the Intermediate Muni Fund, Inc. returned 2.41%, based on its net asset value (“NAV”)vi and -2.40% based on its American Stock Exchange (“AMEX”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 3.51% and its Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagevii increased 5.91% over the same time frame. Please note that Lipper performance returns are based on each Fund’s NAV.
     During the twelve-month period, the Fund made distributions to common stock shareholders totaling $0.5550 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2005. Past performance is no guarantee of future results.

Intermediate Muni Fund, Inc. 2005 Annual Report	1

Performance Snapshot as of December 31, 2005 (unaudited)

	Price Per Share	12-Month Total Return

	$ 9.66 (NAV)	2.41%

	$ 8.60 (Market Price)	-2.40%

   All figures represent past performance and are not a guarantee of future results.

   Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?
	A. During the reporting period, lower quality municipals outperformed their higher quality counterparts as credit quality spreads narrowed. Therefore, the Fund benefited from its exposure to medium grade and lower rated securities. In addition, the Fund’s holdings in the transportation sector enhanced results. In particular, we benefited from the appreciation generated by lower rated special facility airline securities and toll road issues.
	Over the period, we took advantage of narrowing credit quality spreads by reducing our exposure to medium grade and lower rated bonds. As a result, during the fiscal year the Fund’s overall average credit quality increased from “A” to “AA-.”

	What were the leading detractors from performance?
	A. The Fund’s short maturity bonds, as well as those with shorter-term calls, were negative contributors to results. As mentioned, short-term rates rose sharply (and prices fell), while intermediate yields rose only modestly. In particular, the Fund’s holdings in pre-refunded and escrowed-to-maturity bonds with short maturities detracted from results. Our use of futures contracts, which enhanced returns during periods when yields on longer-term bonds were rising, on balance hurt performance. Long-term yields surprisingly declined over the period, even though the Fed raised rates eight times and 200 basis points in 2005. Finally, one of the Fund’s life care issues became distressed and was sold at a significant loss.

Q.	Were there any significant changes to the Fund during the reporting period?
A.	There were no significant changes to the Fund’s portfolio.

2	Intermediate Muni Fund, Inc. 2005 Annual Report

Looking for Additional Information?
The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the AMEX listings. The daily NAV is available on-line under symbol XSBIX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.
     In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

      Thank you for your investment in the Intermediate Muni Fund, Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter M. Coffey
Vice President and Investment Officer

January 31, 2006

Intermediate Muni Fund, Inc. 2005 Annual Report.	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Hospitals (19.2%), Education (18.6%), Pre-Refunded (17.1%), Escrowed to Maturity (14.6%) and General Obligation (11.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds, known as “junk bonds”, are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
ii
The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii
The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
v	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
vi
NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding.
The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 64 funds in the Fund’s Lipper category, and excluding sales charges.

4	Intermediate Muni Fund, Inc. 2005 Annual Report

Take Advantage of the Fund’s Dividend Reinvestment Plan!
As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary
If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your distributions will be reinvested automatically in additional shares of the Fund.
     The number of common stock shares of the Fund you will receive in lieu of a cash payment is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.
     If the market price is less than the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. (“Plan Agent”) will buy common stock for your account in the open market.
     If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.
     A more complete description of the current Plan appears in the section of this report beginning on page 48. To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at (800) 331-1710.

Intermediate Muni Fund, Inc. 2005 Annual Report	5

Fund at a Glance (unaudited)

  Investment Breakdown

  As a Percent of Total Investments

Hospitals

Education

Escrowed to Maturity

Pre-Refunded

General Obligation

Transportation

Utilities

Miscellaneous

Pollution Control

Tax Allocation

Water & Sewer

Other

14.3%`

12.7%

13.9%

10.8%

8.5%

8.1%

5.3%

5.0%

5.1%

4.0%

3.5%

8.8%

0.0%

3.0%

6.0%

9.0%

12.0%

15.0%

December 31, 2005

6	Intermediate Muni Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005)
INTERMEDIATE MUNI FUND, INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 98.1%
Alabama — 3.2%
$3,000,000	AAA	Alabama State Public School & College Authority, FSA-Insured, 5.125% due 11/1/15 (a)	$3,163,110
1,225,000	AAA	Baldwin County, AL, Board of Education, Capital Outlay School Warrants, AMBAC-Insured, 5.000% due 6/1/20	1,298,206
259,127	AAA	Birmingham, AL, Medical Clinic Board Revenue, Baptist Medical Center, 8.300% due 7/1/08 (b)	276,470
1,000,000	AAA	Saraland, AL, GO, MBIA-Insured, 5.250% due 1/1/15	1,075,500

		Total Alabama	5,813,286

Alaska — 1.6%
1,000,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska
		Cargo Port LLC, 8.000% due 5/1/23 (c)	1,005,840
500,000	AAA	Anchorage, AK, GO, Refunding, FGIC-Insured, 6.000% due 10/1/14	579,500
1,250,000	AAA	North Slope Boro, AK, Refunding, Series A, MBIA-Insured, 5.000% due 6/30/15	1,357,113

		Total Alaska	2,942,453

Arizona — 0.5%
		Maricopa County, AZ, Hospital Revenue:
75,000	AAA	Samaritan Health Service, 7.625% due 1/1/08 (b)	77,043
684,000	AAA	St. Lukes Medical Center, 8.750% due 2/1/10 (b)	755,328
70,000	AAA	Pima County, AZ, IDA, Single-Family Housing Authority Revenue, Series A, GNMA/FNMA-Insured, FHLMC-Collateralized, 7.100% due 11/1/29 (c)	70,690

		Total Arizona	903,061

Arkansas — 1.5%
1,500,000	BBB	Arkansas State Development Finance Authority Hospital Revenue, Washington
		Regional Medical Center, Call 2/1/10 @ 100, 7.000% due 2/1/15 (d)	1,698,195
1,000,000	BB	Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.000% due 4/1/12 (c)	1,101,460

		Total Arkansas	2,799,655

California — 5.4%
1,500,000	NR	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	1,568,490
3,000,000	AA-	California State Economic Recovery, Series A, 5.000% due 7/1/17 (a)	3,178,350
410,000	NR	California Statewide COP Community Development Revenue, Refunding Hospital Triad Healthcare, 6.250% due 8/1/06 (b)	416,740
10,000	NR	Loma Linda, CA, Community Hospital Corp. Revenue, First Mortgage, 8.000% due 12/1/08 (b)	11,218
		Los Angeles, CA:
1,115,000	NR	COP, Hollywood Presbyterian Medical Center, INDLC-Insured, 9.625% due 7/1/13 (b)	1,372,643
1,000,000	AAA	Union School District, Series A, MBIA-Insured, 5.375% due 7/1/18	1,102,500

See Notes to Financial Statements.

Intermediate Muni Fund, Inc. 2005 Annual Report	7

Schedule of Investments (December 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

California — 5.4% (continued)
$1,450,000	AAA	Morgan Hill, CA, USD, FGIC-Insured, 5.750% due 8/1/17	$1,619,273
365,000	AAA	San Francisco, CA, Airport Improvement Corp. Lease Revenue,
		United Airlines, Inc., 8.000% due 7/1/13 (b)	426,554
120,000	AAA	San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital,
		11.500% due 5/1/11 (b)	147,583

		Total California	9,843,351

Colorado — 5.5%
1,860,000	Aaa(e)	Broomfield, CO, COP, Open Space Park & Recreation Facilities,
		AMBAC-Insured, 5.500% due 12/1/20 (a)(b)	2,004,540
		Colorado Educational & Cultural Facilities Authority Revenue
		Charter School:
1,000,000	BBB-	Bromley East Project, Series A, Call 9/15/11 @ 100,
		7.000% due 9/15/20 (d)	1,172,450
1,155,000	AAA	Bromley School Project, XLCA-Insured, 5.125% due 9/15/20	1,242,145
1,350,000	AAA	Refunding & Improvement, University Lab School, XLCA-Insured,
		5.250% due 6/1/24	1,452,438
500,000	Baa2(e)	University Lab School Project, Call 6/1/11 @ 100,
		6.125% due 6/1/21 (d)	562,280
710,000	BBB	Denver, CO, Health & Hospital Authority, Series A,
		6.250% due 12/1/16	774,156
1,765,000	AAA	Pueblo, CO, Bridge Waterworks Water Revenue Improvement, Series A,
		FSA-Insured, Call 11/1/10 @ 100, 6.000% due 11/1/14 (a)(d)	1,961,621
750,000	A	SBC Metropolitan District, CO, GO, ACA-Insured, 5.000% due 12/1/25	765,240

		Total Colorado	9,934,870

Connecticut — 3.3%
2,000,000	AA	Connecticut State HEFA Revenue, Bristol Hospital, Series B,
		5.500% due 7/1/21 (a)	2,181,840
1,855,000	A	Connecticut State Special Obligation Parking Revenue, Bradley
		International Airport, Series A, ACA-Insured,
		6.375% due 7/1/12 (a)(c)	1,999,152
1,500,000	AAA	Connecticut State Special Tax Obligation Revenue, RITES, Series A,
		FSA-Insured, 6.423% due 10/1/09 (f)	1,755,900

		Total Connecticut	5,936,892

Florida — 4.8%
195,000	AAA	Lee County, FL, Southwest Florida Regional Airport Revenue,
		MBIA-Insured, 8.625% due 10/1/09 (b)	216,243
3,250,000	AAA	Lee, FL, Memorial Health System, Hospital Revenue, Series A,
		FSA-Insured, 5.750% due 4/1/14 (a)	3,576,137
1,690,000	NR	Old Palm Community Development District, FL, Palm Beach Gardens,
		Series B, 5.375% due 5/1/14	1,721,299

See Notes to Financial Statements.

8	Intermediate Muni Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Florida — 4.8% (continued)
		Orange County, FL, Health Facilities Authority Revenue:
$700,000	NR	First Mortgage Healthcare Facilities, 8.750% due 7/1/11	$731,829
1,500,000	A+	Hospital Adventist Health Systems, 6.250% due 11/15/24	1,676,820
455,000	AAA	Southern Adventist Hospital, Adventist Health Systems,
		8.750% due 10/1/09 (b)	505,833
310,000	NR	Sanford, FL, Airport Authority Industrial Development Revenue,
		Central Florida Terminals Inc. Project A, 7.500% due 5/1/06 (c)	310,130

		Total Florida	8,738,291

Georgia — 3.8%
970,000	Aaa(e)	Athens, GA, Housing Authority Student Housing Lease Revenue,
		University of Georgia East Campus, AMBAC-Insured,
		5.250% due 12/1/23	1,040,073
650,000	A-	Chatham County, GA, Hospital Authority Revenue, Hospital Memorial
		Health Medical Center, Series A, 6.000% due 1/1/17	705,672
1,000,000	AAA	Gainesville, GA, Water & Sewer Revenue, FSA-Insured,
		5.375% due 11/15/20	1,085,840
500,000	A1(e)	Georgia Municipal Electric Authority, Power System Revenue, Series X,
		6.500% due 1/1/12	549,940
1,000,000	AAA	Griffin, GA, Combined Public Utilities Revenue, Refunding &
		Improvement, AMBAC-Insured, 5.000% due 1/1/21	1,066,320
2,120,000	AAA	Metropolitan Atlanta Rapid Transit Georgia Sales Tax Revenue,
		Series E, 7.000% due 7/1/11 (a)(b)	2,412,200

		Total Georgia	6,860,045

Illinois — 4.9%
535,000	NR	Bourbonnais, IL, Industrial Development Revenue, Refunding Kmart
		Corp. Project, 6.600% due 10/1/06 (g)	5,350
1,500,000	AAA	Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds,
		Lien A-2, FSA-Insured, 5.750% due 1/1/19 (c)	1,657,470
1,000,000	AAA	Cicero, IL, Tax Increment, Series A, XLCA-Insured, 5.250% due 1/1/21	1,074,830
1,030,000	AAA	Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights
		Project, Series B, 7.100% due 12/1/15 (b)	1,210,436
1,000,000	AA	Harvey, IL, GO, Radian-Insured, 6.700% due 2/1/09	1,002,830
485,000	BBB	Illinois Development Finance Authority, Chicago Charter School
		Foundation Project A, 5.250% due 12/1/12	502,576
		Illinois Health Facilities Authority Revenue:
440,000	AAA	Methodist Medical Center of Illinois Project,
		9.000% due 10/1/10 (b)	498,938
265,000	AAA	Ravenswood Hospital Medical Center Project,
		7.250% due 8/1/06 (b)	270,997
1,310,000	AAA	Kane County, IL, GO, FGIC-Insured, 5.500% due 1/1/14	1,440,620
		Mount Veron, IL, Elderly Housing Corp., First Lien Revenue:
235,000	Ba3(e)	7.875% due 4/1/06	234,847
250,000	Ba3(e)	7.875% due 4/1/07	250,083
270,000	Ba3(e)	7.875% due 4/1/08	270,051

See Notes to Financial Statements.

Intermediate Muni Fund, Inc. 2005 Annual Report	9

Schedule of Investments (December 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Illinois — 4.9% (continued)
$1,000,000	Aaa(e)	Will County, IL, GO, School District North 122 New Lenox, Capital
		Appreciation Refunding School, Series D, FSA-Insured, zero coupon
		bond to yield 5.188% due 11/1/24	$417,110

		Total Illinois	8,836,138

Indiana — 0.6%
800,000	AAA	Ball State University, Indiana University Revenue, Student Fee,
		Series K, FGIC-Insured, 5.750% due 7/1/20	872,568
240,000	AAA	Madison County, IN, Hospital Authority Facilities Revenue, Community
		Hospital of Anderson Project, 9.250% due 1/1/10 (b)	266,746

		Total Indiana	1,139,314

Iowa — 1.2%
1,000,000	A1(e)	Iowa Finance Authority, Health Care Facilities Revenue, Genesis
		Medical Center, 6.250% due 7/1/20	1,086,480
940,000	AAA	Muscatine, IA, Electric Revenue, 9.700% due 1/1/13 (b)	1,153,192

		Total Iowa	2,239,672

Kansas — 1.9%
1,000,000	BBB	Burlington, KS, Environmental Improvement Revenue, Kansas City
		Power & Light Project, Refunding, 4.750% due 10/1/07 (h)(i)	1,015,780
2,245,000	AA	Johnson County, KS, Union School District, Series A, Call 10/1/09
		@ 100, 5.125% due 10/1/20 (a)(d)	2,383,831

		Total Kansas	3,399,611

Louisiana — 1.2%
320,000	AAA	Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist
		Hospital Inc. Project, Aetna-Insured, 8.000% due 5/15/12 (a)(b)	362,410
1,690,000	AAA	Monroe, LA, Sales & Use Tax Revenue, FGIC-Insured,
		5.625% due 7/1/25	1,855,400

		Total Louisiana	2,217,810

Maryland — 1.8%
1,000,000	AAA	Maryland State Health & Higher EFA Revenue, Refunding Mercy
		Medical Center, FSA-Insured, 6.500% due 7/1/13	1,132,160
2,000,000	AAA	Montgomery County, MD, GO, 5.250% due 10/1/14 (a)	2,176,140

		Total Maryland	3,308,300

Massachusetts — 7.1%
690,000	AAA	Boston, MA, Water & Sewer Commission Revenue,
		10.875% due 1/1/09 (b)	765,431
1,130,000	Aaa(e)	Lancaster, MA, GO, AMBAC-Insured, 5.375% due 4/15/17	1,241,418
1,500,000	AAA	Massachusetts State, GO, RITES, Series PA 993-R, MBIA-Insured,
		6.650% due 5/1/09 (f)	1,780,350
		Massachusetts State DFA Revenue:
500,000	A	Curry College, Series A, ACA-Insured, 6.000% due 3/1/20	533,140
370,000	AAA	VOA Concord, Series A, GNMA-Collateralized, 6.700% due 10/20/21	422,681

See Notes to Financial Statements.

10	Intermediate Muni Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Massachusetts — 7.1% (continued)
		Massachusetts State HEFA Revenue:
$1,000,000	AAA	Berkshire Health Systems, Series F, 5.000% due 10/1/19	$1,052,710
		Caritas Christi Obligation, Series B:
2,000,000	BBB	6.500% due 7/1/12 (a)	2,188,800
835,000	BBB	6.750% due 7/1/16	936,953
1,000,000	BBB-	Milford-Whitinsville Regional Hospital, Series D,
		6.500% due 7/15/23	1,080,620
1,000,000	NR	Winchester Hospital, Series E, Call 7/1/10 @ 101,
		6.750% due 7/1/30 (d)	1,129,590
1,100,000	AAA	Massachusetts State Industrial Finance Agency Assisted Living Facility
		Revenue, Arbors at Amherst Project, GNMA-Collateralized,
		5.750% due 6/20/17 (c)	1,179,167
500,000	A3(e)	New England Education Loan Marketing Corp. Massachusetts Student
		Loan Revenue, Sub-Issue H, 6.900% due 11/1/09 (c)	528,365

		Total Massachusetts	12,839,225

Michigan — 3.4%
1,775,000	AAA	Carrier Creek, MI, Drain District No. 326, AMBAC-Insured,
		5.000% due 6/1/24	1,880,080
1,000,000	AAA	Jenison, MI, Public Schools GO, Building and Site, FGIC-Insured,
		5.500% due 5/1/20	1,092,930
1,000,000	Aaa(e)	Memphis, MI, Community Schools GO, 5.150% due 5/1/19	1,039,170
1,000,000	A	Michigan State Hospital Finance Authority Revenue, Oakwood
		Obligated Group, 5.500% due 11/1/18	1,074,460
1,000,000	AAA	Walled Lake, MI, Consolidated School District, MBIA-Insured,
		5.000% due 5/1/22	1,056,380

		Total Michigan	6,143,020

Missouri — 1.7%
1,000,000	AAA	Hazelwood, MO, School District, Missouri Direct Deposit Program,
		Series A, FGIC-Insured, 5.000% due 3/1/23	1,061,010
405,000	A-(j)	Lees Summit, MO, IDA Health Facilities Revenue, John Knox Village,
		5.750% due 8/15/11	431,074
1,000,000	Aaa(e)	Missouri State Environmental Improvement & Energy Resource
		Authority, Water Pollution Control, State Revolving Funds Program,
		Series C, 5.250% due 7/1/18	1,127,180
40,000	AAA	Missouri State Housing Development Community Mortgage Revenue,
		Series C, GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (c)	41,232
345,000	AAA	Nevada, MO, Waterworks Systems Revenue, AMBAC-Insured,
		10.000% due 10/1/10 (b)	406,441
5,000	AAA	St. Louis County, MO, Single-Family Mortgage Revenue, MBIA Insured,
		6.750% due 4/1/10	5,195

		Total Missouri	3,072,132

See Notes to Financial Statements.

Intermediate Muni Fund, Inc. 2005 Annual Report	11

Schedule of Investments (December 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Nebraska — 1.4%
		NebHELP Inc. Nebraska Revenue:
$1,500,000	AAA	Series A-5A, MBIA-Insured, 6.200% due 6/1/13 (c)	$1,550,505
1,000,000	AAA	Series A-6, MBIA-Insured, 6.450% due 6/1/18 (c)	1,051,430

		Total Nebraska	2,601,935

Nevada — 0.6%
		Henderson, NV, Health Care Facilities Revenue:
470,000	A-	Pre-Refunded, Catholic West, Series A, Call 7/1/06 @ 100,
		6.200% due 7/1/09 (d)	492,461
535,000	A-	Unrefunded Balance, Catholic West, Series A, 6.200% due 7/1/09	574,772

		Total Nevada	1,067,233

New Hampshire — 0.5%
865,000	A	New Hampshire HEFA, Covenant Healthcare System,
		6.500% due 7/1/17	976,611

New Jersey — 1.3%
1,855,000	AAA	Delaware River Port Authority Pennsylvania and New Jersey, RITES,
		FSA-Insured, 6.478% due 1/1/10 (a)(f)	2,225,407
170,000	AAA	Ringwood Borough, NJ, Sewer Authority Special Obligation,
		9.875% due 7/1/13 (b)	208,032

		Total New Jersey	2,433,439

New Mexico — 0.7%
1,100,000	AAA	Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC-Insured,
		5.250% due 10/1/18	1,226,797

New York — 2.7%
895,000	NR	New York City, NY, IDA, Civic Facility Revenue, Community Hospital
		Brooklyn, 6.875% due 11/1/10	923,353
1,760,000	AAA	New York State Dormitory Authority Revenue, Mental Health Services
		Facilities, 5.000% due 2/15/18	1,877,973
2,000,000	AA-	Tobacco Settlement Financing Corp., New York, Asset-Backed,
		Series C-1, 5.500% due 6/1/14 (a)	2,122,680

		Total New York	4,924,006

North Carolina — 1.4%
170,000	AAA	Charlotte North Carolina Mortgage Revenue, Refunding Double Oaks
		Apartments, Series A, FNMA-Collateralized, 7.300% due 11/15/07	175,146
1,000,000	BBB	North Carolina Eastern Municipal Power Agency, Power System
		Revenue, Series D, 6.450% due 1/1/14	1,099,980
1,175,000	AAA	North Carolina Municipal Power Agency No. 1, Catawba Electricity
		Revenue, 10.500% due 1/1/10 (b)	1,340,123

		Total North Carolina	2,615,249

See Notes to Financial Statements.

12	Intermediate Muni Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Ohio — 7.4%
$1,370,000	AAA	Cleveland, OH, Waterworks Revenue, Series K, Call 1/1/12 @ 100,
		5.250% due 1/1/21 (d)	$1,493,889
1,255,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton, Inc. Project,
		6.750% due 1/1/10	1,320,210
1,855,000	Aaa(e)	Highland, OH, Local School District, School Improvement, FSA-Insured,
		5.750% due 12/1/19 (a)	2,080,067
1,000,000	Aaa(e)	Kettering, OH, City School District, School Improvement, FSA-Insured,
		5.000% due 12/1/19	1,069,630
		Lake County, OH, Hospital Improvement Revenue:
210,000	AAA	Lake County Memorial Hospital Project, 8.625% due 11/1/09 (b)	233,635
115,000	Aaa(e)	Ridgecliff Hospital Project, 8.000% due 10/1/09 (b)	125,894
95,000	AAA	Lima, OH, Hospital Revenue, St. Rita Hospital of Lima,
		7.500% due 11/1/06 (b)	98,267
1,500,000	BBB-	Ohio State Air Quality Development Authority Revenue, Cleveland
		Pollution Control, Series A, 6.000% due 12/1/13	1,570,335
3,010,000	AA+	Ohio State GO, Conservation Project, Series A, 5.250% due 9/1/13 (a)	3,234,305
		Ohio State Water Development Authority Revenue:
1,785,000	AAA	9.375% due 12/1/10 (b)(k)	2,013,873
245,000	AAA	Safe Water, Series 3, 9.000% due 12/1/10 (b)	273,533

		Total Ohio	13,513,638

Oklahoma — 0.7%
55,000	AAA	Oklahoma State Industries Authority Revenue, Hospital Oklahoma Health
		Care Corp., Series A, Call 5/1/07 @ 100, 9.125% due 11/1/08 (d)	58,554
305,000	NR	Tulsa, OK, Housing Assistance Corp., MFH Revenue,
		7.250% due 10/1/07 (c)	306,656
		Tulsa, OK, Municipal Airport Trust Revenue, Refunding American Airlines,
		Series B:
500,000	B-	6.000% due 6/1/35 (c)(h)	487,530
500,000	B-	5.650% due 12/1/35 (c)(h)	482,995

		Total Oklahoma	1,335,735

Oregon — 1.3%
935,000	BBB(j)	Klamath Falls, OR, International Community Hospital Authority Revenue,
		Merle West Medical Center Project, 8.000% due 9/1/08 (b)	999,234
1,355,000	NR	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections
		Inc. Project, 7.000% due 3/1/12 (c)	1,441,571

		Total Oregon	2,440,805

Pennsylvania — 5.3%
865,000	AAA	Conneaut, PA, School District GO, AMBAC-Insured,
		9.500% due 5/1/12 (b)	1,008,841
1,000,000	Aaa(e)	Harrisburg, PA, Parking Authority Parking Revenue, FSA-Insured,
		5.500% due 5/15/20	1,091,670
1,365,000	AA	Northampton County, PA, IDA Revenue, Mortgage Moravian Hall
		Square Project, Radian-Insured, 5.500% due 7/1/19	1,467,184

See Notes to Financial Statements.

Intermediate Muni Fund, Inc. 2005 Annual Report	13

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Pennsylvania — 5.3% (continued)
1,000,000	AAA	Pennsylvania State IDA Revenue, Economic Development, AMBAC-Insured, 5.500% due 7/1/21	$1,098,730
100,000	AAA	Philadelphia, PA, Hospital Authority Revenue, Thomas Jefferson University Hospital, 7.000% due 7/1/08 (b)	104,819
1,000,000	AAA	Philadelphia, PA, School District, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/23 (d)	1,102,200
2,000,000	AAA	Philadelphia, PA, Water & Wastewater, Series B, FGIC-Insured, 5.250% due 11/1/14 (a)	2,181,520
1,350,000	AAA	Pittsburgh, PA, School District GO, FSA-Insured, 5.375% due 9/1/16	1,518,426

		Total Pennsylvania	9,573,390

Puerto Rico — 0.9%
1,500,000	BBB-	Puerto Rico Housing Bank & Finance Agency, 7.500% due 12/1/06	1,544,805

Rhode Island — 0.6%
1,000,000	AA	Central Falls, RI, GO, Radian-Insured, 5.875% due 5/15/15	1,090,770

South Carolina — 3.4%
95,000	AAA	Anderson County, SC, Hospital Facilities Revenue, 7.125% due 8/1/07 (b)	98,550
1,445,000	AA-	Charleston, SC, Waterworks & Sewer Revenue, 5.250% due 1/1/16	1,558,895
		Greenville County, SC, School District Installment Purchase Revenue,
		Building Equity Sooner for Tomorrow:
900,000	AA-	6.000% due 12/1/21	994,401
		Call 12/1/12 @ 101:
2,000,000	AA-	5.875% due 12/1/19 (a)(d)	2,279,720
1,100,000	AA-	6.000% due 12/1/21 (d)	1,262,151

		Total South Carolina	6,193,717

South Dakota — 1.9%
2,400,000	Aa2(e)	Minnehana County, SD, GO, Limited Tax Certificates, Call 12/1/10
		@ 100, 5.625% due 12/1/20 (a)(d)	2,604,312
795,000	A	South Dakota Economic Development Finance Authority, Economic
		Development Revenue, APA Optics, Series A, 6.750% due 4/1/16 (c)	816,258

		Total South Dakota	3,420,570

Tennessee — 0.6%
530,000	AAA	Jackson, TN, Water & Sewer Revenue, 7.200% due 7/1/12 (b)	590,007
400,000	Baa1(e)	McMinnville, TN, Housing Authority Revenue, Refunding First
		Mortgage Beersheba Heights, 6.000% due 10/1/09	414,788

		Total Tennessee	1,004,795

Texas — 9.0%
2,000,000	Aa3(e)	Brazos River, TX, Harbor Navigation District, BASF Corp. Project,
		6.750% due 2/1/10 (a)	2,236,580
2,000,000	AAA	Dallas, TX, Area Rapid Transit Sales Tax Revenue, Senior Lien,
		AMBAC-Insured, 5.375% due 12/1/16 (a)	2,161,860

See Notes to Financial Statements.

14	Intermediate Muni Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Texas — 9.0% (continued)
		Dallas-Fort Worth, TX:
$1,500,000	CCC	International Airport Facility, Improvement Corp. Revenue, Refunding,
		American Airlines, Series C, 6.150% due 11/1/07 (c)(h)(i)	$1,446,705
1,000,000	AAA	International Airport Revenue, Refunding, Series B, FSA-Insured,
		5.500% due 11/1/20	1,075,860
		El Paso County, TX, Housing Finance Corp.:
275,000	Baa3(e)	La Plaza Apartments, Sub-Series C, 8.000% due 7/1/30	281,322
360,000	A3(e)	MFH Revenue, Series A, American Village Communities,
		6.250% due 12/1/24	370,944
		El Paso, TX, Water & Sewer Revenue, Refunding & Improvement,
		Series A, FSA-Insured:
45,000	AAA	6.000% due 3/1/15	50,570
955,000	AAA	Call 3/1/12 @ 100, 6.000% due 3/1/15 (d)	1,074,318
2,000,000	AA	Fort Worth, TX, Water & Sewer Revenue, Call 2/15/12 @ 100,
		5.625% due 2/15/17 (a)(d)	2,213,380
585,000	AAA	Grand Prairie, TX, Housing Finance Corp., MFH Revenue, Landings of
		Carrier Project, Series A, GNMA-Collateralized, 6.650% due 9/20/22	654,796
1,000,000	AAA	Harris County, TX, Hospital District Revenue, MBIA-Insured,
		6.000% due 2/15/15	1,101,090
1,900,000	NR	IAH Public Facilities Corp. Project Revenue, 7.000% due 5/1/15 (a)	1,885,674
1,000,000	AAA	Southwest Higher Education Authority Inc., Southern Methodist
		University Project, AMBAC-Insured, 5.500% due 10/1/19	1,102,050
275,000	Aaa(e)	Tarrant County, TX, Hospital Authority Revenue, Adventist Health
		System-Sunbelt, 10.250% due 10/1/10 (b)	323,532
225,000	AAA	Texas State Department Housing Community Affairs Home Mortgage
		Revenue, RIBS, Series C-2, GNMA/FNMA/FHLMC-Collateralized,
		10.383% due 7/2/24 (c)(l)	224,262
130,000	NR	Tom Green County, TX, Hospital Authority, 7.875% due 2/1/06 (b)	130,411

		Total Texas	16,333,354

Utah — 1.8%
1,580,000	Aaa(e)	Salt Lake & Sandy, UT, Metropolitan Water District Revenue, Series A,
		AMBAC-Insured, 5.000% due 7/1/24	1,667,943
		Spanish Fork City, UT, Water Revenue, FSA-Insured:
1,135,000	Aaa(e)	5.500% due 6/1/16	1,241,724
350,000	Aaa(e)	Call 6/1/12 @ 100, 5.500% due 6/1/16 (d)	387,726

		Total Utah	3,297,393

Washington — 1.9%
1,250,000	Aaa(e)	Cowlitz County, WA, School District, No. 122 Longview, FSA-Insured,
		5.500% due 12/1/19	1,353,862
2,000,000	AAA	Energy Northwest Washington Electric Revenue, Project No. 3, Series A,
		FSA-Insured, 5.500% due 7/1/18 (a)	2,183,280

		Total Washington	3,537,142

See Notes to Financial Statements.

Intermediate Muni Fund, Inc. 2005 Annual Report	15

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

West Virginia — 0.1%
$115,000	AAA	Cabell Putnam & Wayne Counties, WV, Single-Family Residence
		Mortgage Revenue, FGIC-Insured, 7.375% due 4/1/10 (b)	$123,136

Wisconsin — 1.2%
2,000,000	BBB	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern
		States Power Co. Project, Series A, 6.000% due 11/1/21 (a)(c)	2,146,300

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $171,602,726)	178,367,946

SHORT-TERM INVESTMENTS (m) — 1.9%
Alaska — 0.5%
900,000	A-1+	Valdez, AK, Marine Terminal, BP Pipelines Inc. Project, Series B,
		3.780%, 1/3/06	900,000

Colorado — 0.1%
300,000	VMIG1(e)	Colorado Educational & Cultural Facilities Authority Revenue,
		National Jewish Federal Bond Program, LOC-Bank of America NA, 3.700%, 1/3/06	300,000

New York — 0.1%
100,000	A-1+	Long Island Power Authority, NY, Electric System Revenue,
		Subordinated Series 2, 2B, LOC-Bayerische Landesbank,
		3.650%, 1/3/06	100,000

Pennsylvania — 0.1%
100,000	A-1+	Pennsylvania State Higher EFA, Carnegie Mellon University, Series B,
		SPA-Morgan Guaranty Trust, 3.700%, 1/3/06	100,000

Texas — 1.1%
		Bell County, TX, Health Facilities Development Corp. Revenue, Scott &
		White Memorial Hospital:
700,000	A-1+	HFA, Series 2001-2, MBIA-Insured, SPA-Westdeutsche
		Landesbank, 3.700%, 1/3/06	700,000
500,000	A-1+	Series B-2, MBIA-Insured, SPA-Chase Bank of Texas N.A.,
		3.700%, 1/3/06	500,000
600,000	A-1+	Harris County, TX, Health Facilities Development Corp. Revenue,
		Special Facilities, Texas Medical Center Project, MBIA-Insured,
		SPA-Chase Manhattan Bank, 3.700%, 1/3/06	600,000
300,000	A-1+	Texas Water Development Board Revenue, Refunding,State Revolving
		Fund, SPA-JPMorgan Chase Bank, 3.750%, 1/3/06	300,000

		Total Texas	2,100,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $3,500,000)	3,500,000

		TOTAL INVESTMENTS — 100.0% (Cost — $175,102,726#)	$181,867,946

See Notes to Financial Statements.

16	Intermediate Muni Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	All or a portion of this security is segregated for open futures contracts.
(b)	Bonds are escrowed to maturity by government obligations and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Rating by Moody’s Investors Service. All ratings are unaudited.
(f)	Residual interest tax-exempt securities - coupon varies inversely with level of short-term tax-exempt interest rates.
(g)	Security is currently in default.
(h)	Variable rate security. Coupon rate disclosed is that which is in effect at December 31, 2005.
(i)	Maturity date shown represents the mandatory tender date.
(j)	Rating by Fitch Ratings Service. All ratings are unaudited.
(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(l)	Residual interest bonds - coupon varies inversely with level of short-term tax-exempt interest rates.
(m)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $175,139,511.

See pages 19 and 20 for ratings.

Abbreviations used in this schedule:
ACA	–	American Capital Assurance
AMBAC	–	Ambac Assurance Corporation
COP	–	Certificate of Participation
DFA	–	Development Finance Agency
EFA	–	Educational Facilities Authority
FGIC	–	Financial Guaranty Insurance Company
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
FSA	–	Financial Security Assurance
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
HEFA	–	Health & Educational Facilities Authority
HFA	–	Housing Finance Authority
IDA	–	Industrial Development Authority
INDLC	–	Industrial Indemnity Company
LOC	–	Letter of Credit
MBIA	–	Municipal Bond Investors Assurance Corporation
MFH	–	Multi-Family Housing
Radian	–	Radian Assets Assurance
RIBS	–	Residual Interest Bonds
RITES	–	Residual Interest Tax-Exempt Securities
SPA	–	Standby Bond Purchase Agreement
USD	–	Unified School District
XLCA	–	XL Capital Assurance Inc.

See Notes to Financial Statements.

Intermediate Muni Fund, Inc. 2005 Annual Report	17

Summary of Investments by Industry*
Hospitals	14.3%
Education	13.9
Pre-Refunded	12.7
Escrowed to Maturity	10.8
General Obligation	8.5
Transportation	8.1
Utilities	5.3
Miscellaneous	5.1
Pollution Control	5.0
Tax Allocation	4.0
Water & Sewer	3.5
Other	8.8
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2005 and are subject to change.

18	Intermediate Muni Fund, Inc. 2005 Annual Report

Bond Ratings (unaudited)
The definitions of the applicable ratings symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—	Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Intermediate Muni Fund, Inc. 2005 Annual Report.	19

Bond Ratings (unaudited) (continued)
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)
SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

20	Intermediate Muni Fund, Inc. 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $175,102,726)	$181,867,946
Cash	3,803
Interest receivable	2,997,395
Receivable for securities sold	875,000
Receivable from broker – variation margin on open futures contracts	125,000
Prepaid expenses	5,821

Total Assets	185,874,965

LIABILITIES:
Distributions payable	91,727
Management fee payable	86,848
Distributions payable to Municipal Auction Rate Cumulative Preferred Stockholders	23,238
Deferred compensation payable	12,920
Directors’ fees payable	1,279
Accrued expenses	107,748

Total Liabilities	323,760

Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares
authorized and issued at $25,000 per share) (Note 4)	50,000,000

Total Net Assets	$135,551,205

NET ASSETS:
Par value ($0.001 par value; 14,032,784 shares issued and outstanding; 100,000,000 shares authorized)	$14,033
Paid-in capital in excess of par value	141,521,690
Undistributed net investment income	42,766
Accumulated net realized loss on investments and futures contracts	(11,780,785)
Net unrealized appreciation on investments and futures contracts	5,753,501

Total Net Assets	$135,551,205

Shares Outstanding	14,032,784

Net Asset Value	$9.66

See Notes to Financial Statements.

Intermediate Muni Fund, Inc. 2005 Annual Report.	21

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Interest	$9,672,841

EXPENSES:
Management fee (Note 2)	1,104,316
Auction participation fees (Note 4)	127,407
Legal fees	68,143
Shareholder reports	59,719
Transfer agent fees	54,166
Custody fees	40,736
Listing fees	35,916
Audit and tax	35,535
Directors’ fees	9,359
Insurance	7,723
Miscellaneous expenses	4,397

Total Expenses	1,547,417

Net Investment Income	8,125,424

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investments	(753,406)
Futures contracts	(2,091,264)

Net Realized Loss	(2,844,670)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,766,211)
Futures contracts	488,281

Change in Net Unrealized Appreciation/Depreciation	(1,277,930)

Net Loss on Investments and Futures Contracts	(4,122,600)

Distributions Paid to Municipal Auction Rate Cumulative Preferred
Stockholders From Net Investment Income (Note 1)	(1,206,809)

Increase in Net Assets From Operations	$2,796,015

See Notes to Financial Statements.

22.	Intermediate Muni Fund, Inc. 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004

OPERATIONS:
Net investment income	$8,125,424	$9,020,329
Net realized loss	(2,844,670)	(2,871,944)
Change in net unrealized appreciation/depreciation	(1,277,930)	(401,750)
Distributions paid to Municipal Auction Rate Cumulative
Preferred Stockholders from net investment income	(1,206,809)	(586,119)

Increase in Net Assets From Operations	2,796,015	5,160,516

DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(7,788,195)	(8,585,218)

Decrease in Net Assets From Distributions
Paid to Common Stock Shareholders	(7,788,195)	(8,585,218)

FUND SHARE TRANSACTIONS (NOTE 5):
Reinvestment of distributions	—	287,921

Increase in Net Assets From Fund Share Transactions	—	287,921

Decrease in Net Assets	(4,992,180)	(3,136,781)
NET ASSETS:
Beginning of year	140,543,385	143,680,166

End of year*	$135,551,205	$140,543,385
*Includes undistributed net investment income of:	$42,766	$1,132,007

See Notes to Financial Statements.

Intermediate Muni Fund, Inc. 2005 Annual Report	23.

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$10.02	$10.26	$10.27	$10.21	$10.20

Income (Loss) From Operations:
Net investment income	0.56	0.64	0.68	0.68	0.56	(1)
Net realized and unrealized gain (loss)	(0.27)	(0.23)	(0.03)	0.07	0.00	(1)(2)
Distributions paid to Municipal Auction
Rate Cumulative Preferred Stockholders
from net investment income	(0.09)	(0.04)	(0.05)	(0.05)	—

Total Income From Operations	0.20	0.37	0.60	0.70	0.56

Gain From Repurchase of Treasury Stock	—	—	—	—	0.00	(2)

Underwriting Commissions and Offering
Expenses for the Issuance of Municipal
Auction Rate Cumulative Preferred Stock	—	—	—	(0.06)	—

Distributions Paid to Common Stock
Shareholders From:
Net investment income	(0.56)	(0.61)	(0.61)	(0.58)	(0.55)

Net Asset Value, End of Year	$9.66	$10.02	$10.26	$10.27	$10.21

Market Price, End of Year	$8.60	$9.36	$10.19	$9.56	$9.75

Total Return,
Based on Net Asset Value(3)	2.41%	3.99%	6.22%	6.73%	6.01%

Total Return,
Based on Market Price(3)	(2.40)%	(2.19)%	13.33%	4.03%	17.17%

Net Assets, End of Year (millions)	$136	$141	$144	$144	$143

Ratios to Average Net Assets:(4)
Expenses	1.12%	1.07%	1.07%	1.08%	0.80%
Net investment income	5.89	6.34	6.55	6.59	5.35	(1)

Portfolio Turnover Rate	18%	32%	21%	49%	36%

Municipal Auction Rate Cumulative
Preferred Stock:(5)
Total Amount Outstanding (000s)	$50,000	$50,000	$50,000	$50,000	$—
Asset Coverage Per Share	92,776	95,272	96,840	96,942	—
Involuntary Liquidating Preference Per Share(6)	25,000	25,000	25,000	25,000	—
Average Market Value Per Share(6)	25,000	25,000	25,000	25,000	—

(1)
Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 5.31%. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.

(2)	Amount represents less than $0.01 per share.
(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund's dividend reinvestment plan. Past performance is no guarantee of future results.
(4)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of distribution payments to preferred shareholders.
(5)	On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.
(6)	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

24	Intermediate Muni Fund, Inc. 2005 Annual Report.

Notes to Financial Statements

1. Organization and Significant Accounting Policies
The Intermediate Muni Fund, Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
     (a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.
     (b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
     (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Intermediate Muni Fund, Inc. 2005 Annual Report.	25

Notes to Financial Statements (continued)

     (d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive distributions in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.
     (e) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock.
     (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
     (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss

(a)	$(219,661)	$219,661

(a)	Reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities.

2. Management Agreement and Other Transactions with Affiliates
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “Manager” or “SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to

26	Intermediate Muni Fund, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.
     Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.
     Prior to October 1, 2005, the Fund paid the Manager a management fee calculated at the annual rate of 0.60% of the Fund’s average daily net assets. Effective October 1, 2005, the management fee payable by the Fund changed to 0.55% of the Fund’s average daily net assets. The management fee of 0.55% remained in effect under the new investment management contract which became effective December 1, 2005. For purposes of calculating the management fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee was calculated daily and paid monthly.
     The Fund has adopted an unfunded, non-qualified compensation plan (the “Plan”) which allows non-interested directors (“Director”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Director. The deferred fees earn a return based on notional investments selected by the Director. The balance of the deferred fees payable may change depending upon the investment performance. Any gains earned or losses incurred in the deferred balances are reported in the statement of operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.
     As of December 31, 2005, the Fund has accrued $12,920 as deferred compensation payable.
     Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments
During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$32,430,996

Sales	35,571,896

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,709,433
Gross unrealized depreciation	(980,998)

Net unrealized appreciation	$6,728,435

Intermediate Muni Fund, Inc. 2005 Annual Report.	27

Notes to Financial Statements (continued)

At December 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss

Contracts to Sell:
U.S. Treasury Bond	500	3/06	$56,082,031	$57,093,750	$(1,011,719)

4. Municipal Auction Rate Cumulative Preferred Stock
On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock for the year ended December 31, 2002. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 1.50% to 4.20% during the year ended December 31, 2005. At December 31, 2005, the dividend rate was 3.75%.
     The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.
     The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay distributions to common shareholders.
     Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, also currently acts as a broker-dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker-dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker-dealer places at the auction. For the period ended December 31, 2005, CGM earned $116,005 as a participating broker-dealer.

5. Capital Shares
Capital stock transactions were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004

	Shares	Amount	Shares	Amount

Shares issued on reinvestment	—	$ —	28,034	$287,921

28	Intermediate Muni Fund, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2005	2004

Distributions paid from:
Tax-Exempt Income	$8,873,115	$9,102,913
Ordinary Income	121,889	68,424

Total Distributions Paid	$8,995,004	$9,171,337

     As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$49,929
Capital loss carryforward(*)	(12,755,718)
Other book/tax temporary differences(a)	1,004,556
Unrealized appreciation/(depreciation)(b)	5,716,716

Total accumulated earnings/(losses) — net	$(5,984,517)

* The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

12/31/2006	$(37,946)
12/31/2007	(1,896,634)
12/31/2008	(513,580)
12/31/2010	(4,046,539)
12/31/2011	(569,469)
12/31/2012	(3,529,445)
12/31/2013	(2,162,105)

$(12,755,718)

These amounts will be available to offset any future taxable capital gains.
(a)	Other book/tax temporary differences are attributable primarily to unrealized losses on certain futures contracts and differences in the book/tax treatment of various items.
(b)
The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for market discount on fixed income securities.

7. Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999

Intermediate Muni Fund, Inc. 2005 Annual Report.	29

Notes to Financial Statements (continued)

when proposing a new transfer agent arrangement with an affiliated transfer agent that:
First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.
     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.
     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc. (“Legg Mason”).

30	Intermediate Muni Fund, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

8. Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of SBFM and its affiliates to continue to render services to the funds under their respective contracts.
* * *
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.
Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

Intermediate Muni Fund, Inc. 2005 Annual Report.	31

Notes to Financial Statements (continued)

     As of the date of this report, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.
     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

9. Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
     Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

32	Intermediate Muni Fund, Inc. 2005 Annual Report

Report of Independent Registered Public
Accounting Firm

The Shareholders and Board of Directors
Intermediate Muni Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Muni Fund, Inc. as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Muni Fund, Inc. as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with the U.S. generally accepted accounting principles.

New York, New York
February 22, 2006

Intermediate Muni Fund, Inc. 2005 Annual Report.	33

Financial Data (unaudited) For a share of capital stock outstanding throughout each period:
	AMEX	Net Asset	Distributions	Reinvestment
Period	Closing Price*	Value*	Paid	Price

Fiscal Year 2004
January	$10.41	$10.27	$0.051	$10.29
February	10.49	10.36	0.051	10.41
March	10.49	10.19	0.051	10.25
April	9.20	10.08	0.051	9.24
May	9.57	10.02	0.051	9.60
June	9.23	9.99	0.051	9.39
July	9.65	10.06	0.051	9.61
August	9.64	10.12	0.051	9.59
September	9.37	10.10	0.051	9.67
October	9.55	10.09	0.051	9.69
November	9.40	10.02	0.051	9.65
December	9.36	10.02	0.051	9.45
Fiscal Year 2005
January	9.46	10.01	0.051	9.47
February	9.44	9.97	0.051	9.46
March	9.10	9.86	0.051	9.14
April	9.27	9.90	0.051	9.26
May	9.29	9.81	0.051	9.33
June	9.67	9.77	0.051	9.60
July	9.68	9.77	0.043	9.71
August	9.23	9.74	0.043	9.27
September	9.07	9.73	0.043	8.29
October	8.87	9.70	0.040	8.95
November	8.59	9.70	0.040	8.72
December	8.60	9.66	0.040	8.65

* On the last business day of the month.

34	Intermediate Muni Fund, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background
The members of the Board of Intermediate Muni Fund, Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, Smith Barney Funds Management LLC and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.
     The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement
In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

Intermediate Muni Fund, Inc. 2005 Annual Report	35.

Board Approval of Management Agreement (unaudited) (continued)

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.
     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.
     At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.
     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).
     The information comparing the Fund’s performance to that of the Performance Universe, consisting of all closed-end funds classified as “general municipal leveraged debt” by Lipper, showed that the Fund’s performance for all periods presented was below the median. The Board noted that the universe selected by Lipper included all general municipal leveraged funds due to the limited number of intermediate closed-end fund offerings and that most general municipal leveraged debt funds have durations considerably longer than the Fund, thereby adversely affecting the comparison from the Fund’s

36	Intermediate Muni Fund, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

perspective and Management noted that there has been a change in the reporting structure of the portfolio management team. In addition, during the last year, the investment processes and the credit processes have been substantially enhanced in an effort to support the continuing portfolio manager’s performance. Nevertheless, the Board continues to be disappointed with the performance of this portfolio, and the Board will continue to monitor the situation.

Management Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager.
     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.
     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 14 closed-end leveraged funds (including the Fund) classified as “general municipal leveraged debt” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median. After discussion with the Board, the Manager offered to and will reduce the Contractual Management Fee of the Fund, effective on or about October 1, 2005.
     Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Intermediate Muni Fund, Inc. 2005 Annual Report.	37

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager
The Board considered other benefits received by the Manager, and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.
     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.
     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.
     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information
On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.
     The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the

38	Intermediate Muni Fund, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.
     On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.
     At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.
     In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:
(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;
(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;
(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms,

Intermediate Muni Fund, Inc. 2005 Annual Report.	39

Board Approval of Management Agreement (unaudited) (continued)

and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;
(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;
(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;
(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;
(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;
(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;
(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;
(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;
(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;
(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;
(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;
(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;
(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos,

40	Intermediate Muni Fund, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and
(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

Intermediate Muni Fund, Inc. 2005 Annual Report.	41

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Intermediate Muni Fund, Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:
Lee Abraham	Director	Since	Retired; Former Director	27	None
13732 LeHavre Drive		1999	of Signet Group PLC
Frenchman’s Creek
Palm Beach Gardens,
FL 33410
Birth Year: 1927

Jane F. Dasher	Director	Since	Controller of PBK	27	None
Korsant Partners		1999	Holdings Inc., a family
283 Greenwich Avenue			investment company
Greenwich, CT 06830
Birth Year: 1949

Donald R. Foley	Director	Since	Retired	27	None
3668 Freshwater Drive		1993
Jupiter, FL 33477
Birth Year: 1922

Richard E. Hanson, Jr.	Director	Since	Retired; Former Head of	27	None
2751 Vermont Route 140		1999	the New Atlanta Jewish
Poultney, VT 05764			Community High School
Birth Year: 1941

Paul Hardin	Director	Since	Professor of Law &	34	None
12083 Morehead		1996	Chancellor Emeritus at
Chapel Hill, NC			the University of
27514-8426			North Carolina
Birth Year: 1931

Roderick C. Rasmussen	Director	Since	Investment Counselor	27	None
9 Cadence Court		1993
Morristown, NJ 07960
Birth Year: 1926

John P. Toolan	Director	Since	Retired	27	None
7202 Southeast Golf		1993
Ridge Way
Hobe Sound, FL 33455
Birth Year: 1930

42	Intermediate Muni Fund, Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (”SBFM”), and Citi Fund Management, Inc. (”CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Chariman, President and Chief Executive officer of Travelers Investment Adviser, Inc. (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003
Director of CAM; Senior
Vice President and Chief
Administrative Officer of
mutual funds associated
with CAM; Head of
International Funds
Administration of CAM
from (2001 to 2003);
Director of Global Funds
to Administration of CAM
(from 2000 to 2001);
of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000)
				N/A	N/A

Intermediate Muni Fund, Inc. 2005 Annual Report.	43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004
Director of CAM; Chief
Financial Officer and
Treasurer of certain
mutual funds associated
with CAM; Director of
Internal Control for
CAM U.S. Mutual Fund
Administration (from
2002 to 2004); Director
of Project Management
& Information Systems
for CAM U.S. Mutual Fund
Administration (from
2000 to 2002); Vice
President, of Mutual Fund
Administration at
Investors Capital Services
(from 1999 to 2000)
				N/A	N/A

Joseph P. Deane CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 1998	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A

David T. Fare CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Director of CAM; Investment Officer of SBFM	N/A	N/A

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006
Managing Director of
Compliance at Legg
Mason (since 2005) Chief
Compliance Officer with
certain mutual funds
associated with CAM
(since 2006); Managing
Director of Compliance at
CAM (2002-2005). Prior
to 2002, Managing
Director-Internal Audit &
Risk Review at Citigroup
				N/A	N/A

44	Intermediate Muni Fund, Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Intermediate Muni Fund, Inc. 2005 Annual Report.	45

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders
On October 21, 2005, a Special Meeting of Shareholders was held to approve a new management agreement for Intermediate Muni Fund, Inc. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to this matter at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

New Management Agreement	6,967,405	302,380	172,943	0

46	Intermediate Muni Fund, Inc. 2005 Annual Report

Annual Chief Executive Officer and
Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Intermediate Muni Fund, Inc. 2005 Annual Report	47

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. (“PFPC”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.
     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.
     If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.
     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

48	Intermediate Muni Fund, Inc. 2005 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

    Plan participants are subject to no charge for reinvesting distributions under the Plan. PFPC’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.
    Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by PFPC, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 or by telephone at (800) 331-1710.

* * *

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.
    Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

Intermediate Muni Fund, Inc. 2005 Annual Report.	49

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund to common shareholders from January 2005 through November 2005 qualify as tax-exempt interest dividends for federal income tax purposes. Additionally, 81.08% of the net investment income distribution paid to common shareholders of record on December 27, 2005 qualifies as tax-exempt interest dividend for federal income tax purposes.

    Finally, the following tax information relates to the net investment income distribution paid to Municipal Auction Rate Cumulative Preferred shareholders of record on December 23, 2005:

Tax-exempt Income Per Share	Taxable Ordinary Income Per Share

$12.30	$7.84

    All other net investment income distributions paid to Municipal Auction Rate Cumulative Preferred shareholders qualify as tax-exempt interest dividends for federal income tax purposes.

     Please retain this information for your records.

50	Intermediate Muni Fund, Inc. 2005 Annual Report

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Intermediate Muni Fund, Inc.

DIRECTORS	OFFICERS (CONTINUED)
Lee Abraham	Robert I. Frenkel
Jane F. Dasher	Secretary and
Donald R. Foley	Chief Legal Officer
R. Jay Gerken, CFA
Chairman	INVESTMENT MANAGER

Richard E. Hanson, Jr.	Smith Barney Fund
Paul Hardin	Management LLC
Roderick C. Rasmussen
John P. Toolan	CUSTODIAN

State Street Bank and Trust
OFFICERS	Company
R. Jay Gerken, CFA
President and Chief	SHAREHOLDER
Executive Officer	SERVICING AGENT
PFPC Inc.
Andrew B. Shoup	4400 Computer Drive
Senior Vice President and	Westborough, Massachusetts 01581
Chief Administrative Officer
INDEPENDENT
Robert J. Brault	REGISTERED PUBLIC
Chief Financial Officer	ACCOUNTING FIRM
and Treasurer
KPMG LLP
Joseph P. Deane	345 Park Avenue
Vice President	New York, New York 10154
and Investment Officer

David T. Fare
Vice President
and Investment Officer

Ted P. Becker
Chief Compliance Officer

This report is intended only for the
shareholders of Intermediate Muni
Fund, Inc. It is not a Prospectus,
circular or representation intended
for use in the purchase or sale of
shares of the Fund or of any
securities mentioned in the report.

Intermediate Muni Fund, Inc.

INTERMEDIATE MUNI FUND, INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

www.citigroupam.com

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission for the first and third
quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The
Fund’s Forms N-Q may be reviewed and copied at the
Commission’s Public Reference Room in Washington, D.C., and
information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on
Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio
securities is available (1) without charge, upon request, by calling
1-800-451-2010, (2) on the Fund’s website at
www.citigroupam.com and (3) on the SEC’s website at
www.sec.gov.

FD1067 2/06                    06-9618

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane F. Dasher, the chairperson of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the audit committee financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $17,000 in 2004 and $17,500 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $10,000 in 2005. These services were rendered in connection with the review of the Agreed Upon Procedures for the calculations pursuant to the Fund’s Articles Supplementary Creating and Fixing the Rights of Municipal Auction Rate Cumulative Preferred Stock.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Intermediate Muni Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,300 in 2004 and $2,300 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Intermediate Muni Fund, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Intermediate Muni Fund, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Intermediate Muni Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Intermediate Muni Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Intermediate Muni Fund, Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Intermediate Muni Fund, Inc.` Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Intermediate Muni Fund, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Jane F. Dasher
John Toolan
Lee Abraham

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph Deane CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Investment Officer	Since 2006	Managing Director of CAM; Investment Officer of SBFM
David T. Fare CAM 399 Park Avenue New York, NY 10022 Birth Year: 1962	Investment Officer	Since 2006	Managing Director of CAM; Investment Officer of SBFM

(a)(2):

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph Deane	15 registered investment companies with $18.7 billion in total assets under management	1 Other pooled investment vehicles with $0.1 billion in assets under management	50 Other accounts with $0.7 billion in total assets under management
David Fare	10 registered investment companies with $5.5 billion in total assets under management	1 Other pooled investment vehicles with $0.1 billion in assets under management	50 Other accounts with $0.7 billion in total assets under management

(a)(3):

        Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

Potential Conflicts of Interest

        Potential conflicts of interest may arise when the Fund’s portfolio manager of each fund has day-to-day management responsibilities with respect to one or more other funds of other accounts, as is the case for the portfolio listed above.

        The manager and the funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager seeks to minimize the effects of competing interests for the time and attention of portfolio manages by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities amount multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

        Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

        Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of he funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

        Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

        Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. if the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

        Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or record-keeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the manager and its affiliates.

(a)(4):

Portfolio Manager Securities Ownership

        The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Joseph Deane	none
David Fare	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Intermediate Muni Fund, Inc.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Intermediate Muni Fund, Inc.

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Intermediate Muni Fund, Inc.

Date:	March 10, 2006

By:	/s/ Robert J. Brault (Robert J. Brault) Chief Financial Officer of Intermediate Muni Fund, Inc.

Date:	March 10, 2006